UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07857

                           OPPENHEIMER REAL ASSET FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             Oppenheimerfunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: August 31

                    Date of reporting period: August 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION ON COMMODITY-LINKED INVESTMENTS
--------------------------------------------------------------------------------
Energy                                                                    81.0%
--------------------------------------------------------------------------------
Agriculture                                                                6.0
--------------------------------------------------------------------------------
Industrial Metals                                                          6.0
--------------------------------------------------------------------------------
Livestock                                                                  5.0
--------------------------------------------------------------------------------
Precious Metals                                                            2.0

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2005, and are dollar-weighed based on percentages of commodity-linked investments. Commodity-linked investments are investments whose return is based upon the price movements (whether up or down) of a particular commodity or basket of commodities. The Fund's allocation of its investments within each sector of the GSCI(R) may differ (at times, significantly) from the sector weightings of the GSCI(R). The Fund is not an index fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

 U.S. Government Obligations       26.9%
 Mortgage-Backed Obligations       25.4
 Corporate Bonds and Notes         23.5
 Commodity-Linked Notes            12.8
 Cash Equivalents                   9.6
 Asset-Backed Securities            1.6
 Foreign Government Obligations     0.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2005, and are based on total market value of investments.
--------------------------------------------------------------------------------


                         9 | OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Benefiting from a strengthening global economy that helped propel commodity prices, the Fund performed very well during this 12-month period. In addition, the Fund produced a greater return than the 12-month total return generated by the Goldman Sachs Commodities Index(R) (the GSCI(R)), due to the success of its commodities and fixed-income strategies, which added value to the portfolio.

      At the core of our day-to-day investment strategy are two major ways in which we attempt to add value for shareholders. The first is through our modest tilts in the Fund's sectors or commodities weights. While the Fund's allocations generally remain close to the weightings of the benchmark, we do adjust those when we believe one area or another offers better value. The second way we attempt to add value is through what we call "relative value decisions," where we closely monitor all aspects of the commodities markets and are looking for unique opportunities that we believe can help boost the Fund's return. These opportunities can come in many different forms--whether we see strength within a particular commodity sector and we choose to place a greater emphasis there, or by favoring one type of closely related commodity over another, (e.g. crude oil versus gasoline) to capture pricing inefficiencies between those market segments, or making a decision to invest on a short- or long-term basis in a particular agricultural product (corn, for instance). These are a few of the ways in which we keep a watchful eye for opportunities that could potentially benefit shareholders.

      As always, we maintain a conservative approach to the Fund's management of its fixed-income securities. In our view, the Fund's fixed-income component is designed primarily as a tool to provide liquidity while making a small contribution to total return. Accordingly, we invested the bulk of the fixed-income assets in high-quality, short maturity securities. We increased the Fund's exposure to what we consider "high-coupon" mortgage-backed securities, believing that the majority of homeowners may have already refinanced and therefore any significant prepayment risk may be behind us. Corporate securities performed well during the reporting period and we have maintained our exposure to short-maturity, high-quality bonds there. Otherwise, we attempted to add value by modestly adjusting the Fund's duration as interest rates rose throughout the reporting period, bearing in mind that we always strive to minimize interest rate risk in the portfolio.


                        10 | OPPENHEIMER REAL ASSET FUND

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2005. In the case of Class A, Class B, Class C and Class Y shares, performance is measured from inception of the classes on March 31, 1997. In the case of Class N shares, performance is measured from the inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Goldman Sachs Commodities Index(R) (GSCI(R)). The GSCI(R) is a composite index of commodity sector returns representing an unleveraged long-term investment in commodity futures that is broadly based across the spectrum of commodities and includes reinvestment of income (to represent real assets). While correlation to the GSCI(R) is a current portfolio strategy, it is not a stated objective or investment policy of Oppenheimer Real Asset Fund. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                        11 | OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer Real Asset Fund(R) (Class A)
      Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Oppenheimer Real
                       Asset Fund(R)       Goldman Sachs
                        (Class A)       Commodity Index(R)
                     ----------------   ------------------
 03/31/1997               9,425               10,000
 05/31/1997               9,679               10,305
 08/31/1997               9,717               10,403
 11/30/1997               9,161                9,879
 02/28/1998               7,750                8,451
 05/31/1998               7,057                7,805
 08/31/1998               5,594                6,527
 11/30/1998               4,872                6,025
 02/28/1999               4,464                5,672
 05/31/1999               5,028                6,526
 08/31/1999               5,958                7,702
 11/30/1999               6,160                8,003
 02/29/2000               7,294                9,503
 05/31/2000               7,803               10,349
 08/31/2000               8,850               11,812
 11/30/2000               9,566               12,753
 02/28/2001               8,572               11,662
 05/31/2001               8,489               11,470
 08/31/2001               7,980               10,767
 11/30/2001               6,435                8,616
 02/28/2002               6,434                8,596
 05/31/2002               6,990                9,418
 08/31/2002               7,538               10,406
 11/30/2002               7,463               10,361
 02/28/2003               9,934               13,721
 05/31/2003               8,826               12,079
 08/31/2003               9,277               12,690
 11/30/2003               9,340               12,722
 02/29/2004              10,719               14,616
 05/31/2004              11,765               16,030
 08/31/2004              11,637               15,822
 11/30/2004              13,138               17,659
 02/28/2005              13,464               18,026
 05/31/2005              13,083               17,502
 08/31/2005              16,834               22,497

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 8/31/05

1-Year 36.34%  5-Year 12.38%  Since Inception (3/31/97) 6.38%


                        12 | OPPENHEIMER REAL ASSET FUND

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Real Asset Fund(R) (Class B)
     Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Real
                         Asset Fund(R)        Goldman Sachs
                          (Class B)        Commodity Index(R)
                       ----------------    ------------------
 03/31/1997                 10,000               10,000
 05/31/1997                 10,250               10,305
 08/31/1997                 10,270               10,403
 11/30/1997                  9,670                9,879
 02/28/1998                  8,156                8,451
 05/31/1998                  7,413                7,805
 08/31/1998                  5,865                6,527
 11/30/1998                  5,101                6,025
 02/28/1999                  4,662                5,672
 05/31/1999                  5,246                6,526
 08/31/1999                  6,202                7,702
 11/30/1999                  6,402                8,003
 02/29/2000                  7,570                9,503
 05/31/2000                  8,081               10,349
 08/31/2000                  9,144               11,812
 11/30/2000                  9,855               12,753
 02/28/2001                  8,822               11,662
 05/31/2001                  8,722               11,470
 08/31/2001                  8,185               10,767
 11/30/2001                  6,591                8,616
 02/28/2002                  6,576                8,596
 05/31/2002                  7,132                9,418
 08/31/2002                  7,663               10,406
 11/30/2002                  7,573               10,361
 02/28/2003                 10,068               13,721
 05/31/2003                  8,934               12,079
 08/31/2003                  9,392               12,690
 11/30/2003                  9,455               12,722
 02/29/2004                 10,852               14,616
 05/31/2004                 11,910               16,030
 08/31/2004                 11,781               15,822
 11/30/2004                 13,300               17,659
 02/28/2005                 13,630               18,026
 05/31/2005                 13,244               17,502
 08/31/2005                 17,041               22,497

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 8/31/05

1-Year 38.33%  5-Year 12.52%  Since Inception (3/31/97) 6.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                        13 | OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Real Asset Fund(R) (Class C)
     Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Real
                         Asset Fund(R)        Goldman Sachs
                          (Class C)        Commodity Index(R)
                         ----------------    ------------------
 03/31/1997                 10,000               10,000
 05/31/1997                 10,240               10,305
 08/31/1997                 10,260               10,403
 11/30/1997                  9,650                9,879
 02/28/1998                  8,141                8,451
 05/31/1998                  7,408                7,805
 08/31/1998                  5,862                6,527
 11/30/1998                  5,088                6,025
 02/28/1999                  4,660                5,672
 05/31/1999                  5,237                6,526
 08/31/1999                  6,195                7,702
 11/30/1999                  6,397                8,003
 02/29/2000                  7,556                9,503
 05/31/2000                  8,069               10,349
 08/31/2000                  9,133               11,812
 11/30/2000                  9,845               12,753
 02/28/2001                  8,808               11,662
 05/31/2001                  8,719               11,470
 08/31/2001                  8,180               10,767
 11/30/2001                  6,584                8,616
 02/28/2002                  6,568                8,596
 05/31/2002                  7,114                9,418
 08/31/2002                  7,658               10,406
 11/30/2002                  7,570               10,361
 02/28/2003                 10,058               13,721
 05/31/2003                  8,921               12,079
 08/31/2003                  9,346               12,690
 11/30/2003                  9,396               12,722
 02/29/2004                 10,752               14,616
 05/31/2004                 11,783               16,030
 08/31/2004                 11,628               15,822
 11/30/2004                 13,098               17,659
 02/28/2005                 13,400               18,026
 05/31/2005                 12,997               17,502
 08/31/2005                 16,687               22,497

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 8/31/05

1-Year 42.50%  5-Year 12.81%  Since Inception (3/31/97) 6.27%


                        14 | OPPENHEIMER REAL ASSET FUND

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Real Asset Fund(R) (Class N)
     Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Real
                         Asset Fund(R)        Goldman Sachs
                          (Class N)        Commodity Index(R)
                       ----------------    ------------------
 03/01/2001                 10,000               10,000
 05/31/2001                  9,932                9,836
 08/31/2001                  9,325                9,233
 11/30/2001                  7,470                7,388
 02/28/2002                  7,463                7,371
 05/31/2002                  8,092                8,076
 08/31/2002                  8,722                8,923
 11/30/2002                  8,703                8,885
 02/28/2003                 11,558               11,766
 05/31/2003                 10,264               10,358
 08/31/2003                 10,782               10,882
 11/30/2003                 10,840               10,909
 02/29/2004                 12,429               12,534
 05/31/2004                 13,630               13,746
 08/31/2004                 13,467               13,568
 11/30/2004                 15,188               15,143
 02/28/2005                 15,564               15,458
 05/31/2005                 15,091               15,008
 08/31/2005                 19,396               19,292

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 8/31/05

1-Year 43.03%  Since Inception (3/1/01) 15.86%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                        15 | OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
     Oppenheimer Real Asset Fund(R) (Class Y)
     Goldman Sachs Commodity Index(R)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Real
                         Asset Fund(R)        Goldman Sachs
                          (Class Y)        Commodity Index(R)
                       ----------------    ------------------
 03/31/1997                 10,000               10,000
 05/31/1997                 10,270               10,305
 08/31/1997                 10,310               10,403
 11/30/1997                  9,730                9,879
 02/28/1998                  8,221                8,451
 05/31/1998                  7,495                7,805
 08/31/1998                  5,941                6,527
 11/30/1998                  5,174                6,025
 02/28/1999                  4,743                5,672
 05/31/1999                  5,359                6,526
 08/31/1999                  6,343                7,702
 11/30/1999                  6,563                8,003
 02/29/2000                  7,772                9,503
 05/31/2000                  8,323               10,349
 08/31/2000                  9,464               11,812
 11/30/2000                 10,242               12,753
 02/28/2001                  9,195               11,662
 05/31/2001                  9,121               11,470
 08/31/2001                  8,592               10,767
 11/30/2001                  6,923                8,616
 02/28/2002                  6,927                8,596
 05/31/2002                  7,543                9,418
 08/31/2002                  8,132               10,406
 11/30/2002                  8,059               10,361
 02/28/2003                 10,738               13,721
 05/31/2003                  9,559               12,079
 08/31/2003                 10,058               12,690
 11/30/2003                 10,136               12,722
 02/29/2004                 11,647               14,616
 05/31/2004                 12,796               16,030
 08/31/2004                 12,657               15,822
 11/30/2004                 14,314               17,659
 02/28/2005                 14,694               18,026
 05/31/2005                 14,289               17,502
 08/31/2005                 18,407               22,497

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 8/31/05

1-Year 45.42%  5-Year 14.23%  Since Inception (3/31/97) 7.52%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES
CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                        16 | OPPENHEIMER REAL ASSET FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Please note that Oppenheimer Real Asset Fund(R) invests a substantial portion of its assets in derivative instruments that entail potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this risk.

CLASS A shares of the Fund were first publicly offered on 3/31/97. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 3/31/97. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.


                        17 | OPPENHEIMER REAL ASSET FUND

NOTES
--------------------------------------------------------------------------------

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 3/31/97. Class Y shares are offered principally to certain institutional investors under special agreement with the Distributor and are not subject to a sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                        18 | OPPENHEIMER REAL ASSET FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to


                        19 | OPPENHEIMER REAL ASSET FUND

FUND EXPENSES
--------------------------------------------------------------------------------

exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                             BEGINNING         ENDING           EXPENSES
                             ACCOUNT           ACCOUNT          PAID DURING
                             VALUE             VALUE            6 MONTHS ENDED
                             (3/1/05)          (8/31/05)        AUGUST 31, 2005
--------------------------------------------------------------------------------
Class A Actual               $ 1,000.00        $ 1,250.30       $  7.40
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00          1,018.65          6.64
--------------------------------------------------------------------------------
Class B Actual                 1,000.00          1,243.40         12.33
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00          1,014.27         11.08
--------------------------------------------------------------------------------
Class C Actual                 1,000.00          1,245.30         11.88
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00          1,014.67         10.67
--------------------------------------------------------------------------------
Class N Actual                 1,000.00          1,246.20          9.49
--------------------------------------------------------------------------------
Class N Hypothetical           1,000.00          1,016.79          8.52
--------------------------------------------------------------------------------
Class Y Actual                 1,000.00          1,252.70          4.89
--------------------------------------------------------------------------------
Class Y Hypothetical           1,000.00          1,020.87          4.39

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended August 31, 2005 are as follows:

CLASS           EXPENSE RATIOS
------------------------------
Class A              1.30%
------------------------------
Class B              2.17
------------------------------
Class C              2.09
------------------------------
Class N              1.67
------------------------------
Class Y              0.86

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                        20 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  August 31, 2005
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL            VALUE
                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--1.9%
----------------------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through
Certificates, Series 2002-A, Cl. A4, 4.24%, 9/15/08                             $      451,492   $      451,930
----------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc., Collateralized Mtg. Obligations,
Series 2005-WF2, Cl. AF2, 4.922%, 8/25/35 1,2                                       11,430,000       11,426,428
----------------------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates,
Series 2004-B, Cl. A2, 2.48%, 2/8/07 3                                               1,360,993        1,358,674
----------------------------------------------------------------------------------------------------------------
Equity One ABS, Inc., Home Equity Mtg. Pass-Through Certificates,
Series 2004-3, Cl. AF2, 3.80%, 7/25/34                                               5,400,000        5,378,091
----------------------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through Certificates,
Series 2005-B, Cl. A2, 3.77%, 9/15/07                                                6,010,000        6,006,364
----------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-I, Cl. ECFD,
8.75%, 1/25/29 3                                                                       645,555          174,300
----------------------------------------------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc., Home Equity Asset-Backed
Pass-Through Certificates, Series 2004-RS7, Cl. AI3, 4.45%, 7/25/28                  4,561,000        4,560,060
----------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Mutual Fund Fee Trust XIV, Asset-Backed Nts.,
Series 2000-14, Cl. 2, 8.61%, 9/30/08 3                                              3,206,406          932,864
----------------------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.,
Series 2004-2, Cl. A2, 2.41%, 2/15/07                                                1,409,612        1,406,546
----------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Trust, Collateralized Mtg. Obligations,
Series 2004-2, Cl. AI1B, 2.94%, 9/25/18                                              3,380,800        3,354,056
                                                                                                 ---------------
Total Asset-Backed Securities (Cost $37,828,828)                                                     35,049,313

----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--30.4%
----------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--27.4%
----------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--27.4%
Fannie Mae Whole Loan, Collateralized Mtg. Obligations Pass-Through
Certificates, Trust 2004-W9, Cl. 2A2, 7%, 2/25/44                                      509,464          535,256
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
6%, 7/1/17                                                                           2,859,935        2,951,812
7%, 11/1/22-12/1/34                                                                 12,954,200       13,559,312
8%, 4/1/16                                                                             248,612          265,624
9%, 8/1/22-5/1/25                                                                       61,968           67,504
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Series 2116, Cl. ZA,
6%, 1/15/29                                                                         13,450,120       13,941,444
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 177, Cl. B, 9.33%, 7/1/26 4                             1,533,329          288,271
----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/1/19-6/1/19                                                                 7,888,855        7,831,434
4.50%, 9/1/20 2                                                                     35,630,000       35,340,506
5%, 9/1/35 2                                                                           743,000          738,124
5.50%, 9/1/20                                                                       32,865,000       33,573,635
5.50%, 9/4/35 2                                                                     56,374,000       56,955,329
6%, 8/1/16-11/1/32                                                                  49,769,665       51,352,927


                        21 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL            VALUE
                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.: Continued
6%, 9/1/35 2                                                                    $  116,449,000   $  119,178,332
6%, 10/1/30 3                                                                        9,944,928       10,213,752
6.50%, 12/1/28-10/1/34                                                              33,977,998       35,204,243
6.50%, 9/1/35 2                                                                    106,131,000      109,679,808
7%, 11/1/17                                                                          7,017,800        7,352,915
8.50%, 7/1/32                                                                           51,717           56,343
----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 294, Cl. 2, 9.01%, 2/1/28 4                                                    1,231,528          227,997
Trust 321, Cl. 2, 5.925%, 3/1/32 4                                                   5,527,132        1,066,894
Trust 333, Cl. 2, 9.536%, 3/1/33 4                                                   2,481,688          472,718
Trust 346, Cl. 2, 15.82%, 12/1/33 4                                                  8,628,192        1,621,872
                                                                                                 ---------------
                                                                                                    502,476,052

----------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.0%
Government National Mortgage Assn., 8.50%, 8/15/17-12/15/17                             90,715           98,621
                                                                                                 ---------------
                                                                                                         98,621

----------------------------------------------------------------------------------------------------------------
NON-AGENCY--3.0%
----------------------------------------------------------------------------------------------------------------
COMMERCIAL--2.5%
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series 2005-2, Cl. A4, 4.783%, 7/10/43                    7,550,000        7,645,516
----------------------------------------------------------------------------------------------------------------
Bank of America Mortgage Securities, Inc., Collateralized Mtg. Obligations
Pass-Through Certificates:
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                               3,619,331        3,673,870
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34                                              1,043,221        1,042,781
----------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mtg.
Obligations, Series 2003-T10, Cl. A1, 4%, 3/13/40                                    1,183,054        1,164,244
----------------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations,
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                              1,280,041        1,317,355
----------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                              1,081,000        1,070,155
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                              2,050,000        2,052,945
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                              4,340,000        4,403,106
----------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
Certificates, Series 2004-GG2, Cl. A3, 4.602%, 8/10/38                               1,370,000        1,379,235
----------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2003-ML1A, Cl. A1, 3.972%, 3/12/39                                              744,450          732,751
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                            1,500,000        1,504,902
----------------------------------------------------------------------------------------------------------------
LB-UBS Securities Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/30                   5,240,000        5,316,963
----------------------------------------------------------------------------------------------------------------
Mastr Seasoned Securities Trust, Collateralized Mtg. Obligations,
Series 2004-2, Cl. A1, 6.50%, 8/25/32                                                7,968,156        8,107,602


                        22 | OPPENHEIMER REAL ASSET FUND

                                                                                     PRINCIPAL            VALUE
                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
Wachovia Bank Commercial Mortgage Trust, Commercial Mtg.
Obligations, Series 2005-C20, Cl. A5, 5.087%, 7/15/42                           $    5,150,000   $    5,280,759
----------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities Trust, Collateralized Mtg.
Obligations, Series 2004-N, Cl. A10, 3.803%, 8/25/34 3                               1,556,543        1,557,317
                                                                                                 ---------------
                                                                                                     46,249,501

----------------------------------------------------------------------------------------------------------------
OTHER--0.5%
Lehman XS Trust, Mortgage-Backed Obligations, Series 2005-2, Cl. 2A1B,
3.63%, 8/25/35 1,3                                                                   8,851,120        8,920,206
                                                                                                 ---------------
Total Mortgage-Backed Obligations (Cost $555,554,763)                                               557,744,380

----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--32.2%
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds:
2.50%, 4/11/06 5                                                                    17,400,000       17,256,868
3.125%, 11/15/06                                                                        90,000           89,077
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
2.875%, 9/15/05 5                                                                   30,000,000       29,989,890
5.25%, 1/15/06                                                                      38,385,000       38,592,125
5.50%, 7/15/06 5                                                                    89,140,000       90,332,069
----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
1.50%, 9/21/05 5                                                                    20,000,000       19,975,620
2.50%, 6/15/06                                                                      20,290,000       20,070,158
3.125%, 7/15/06                                                                     30,000,000       29,796,690
5.25%, 6/15/06                                                                      50,000,000       50,506,900
5.50%, 2/15/06 5                                                                    18,000,000       18,138,060
----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Sub. Nts., 5.50%, 5/2/06                     25,000,000       25,262,775
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bills:
2.925%, 9/1/05                                                                      20,000,000       20,000,000
2.97%, 9/22/05                                                                      15,000,000       14,974,056
3.04%, 12/8/05                                                                      10,000,000        9,908,040
3.19%, 11/3/05                                                                      20,000,000       19,884,520
3.27%, 12/29/05                                                                     20,000,000       19,772,760
3.32%, 10/6/05                                                                      40,000,000       39,870,889
3.375%, 9/29/05                                                                     50,000,000       49,868,750
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
2.375%, 8/31/06                                                                     25,000,000       24,665,050
3.50%, 12/15/09 6                                                                   27,000,000       26,629,830
4.625%, 5/15/06                                                                     10,000,000       10,062,510
7%, 7/15/06                                                                         15,000,000       15,408,990
                                                                                                 ---------------
Total U.S. Government Obligations (Cost $590,679,179)                                               591,055,627

----------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.2%
----------------------------------------------------------------------------------------------------------------
New Zealand (Government of) Debs., Series RG, 10.625%, 11/15/05                      1,000,000        1,012,981
----------------------------------------------------------------------------------------------------------------
Quebec (Province of) Unsec. Debs., 6.50%, 1/17/06                                    2,800,000        2,827,636
                                                                                                 ---------------
Total Foreign Government Obligations (Cost $3,847,852)                                                3,840,617


                        23 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL            VALUE
                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--28.1%
----------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--3.0%
----------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.0%
American Honda Finance Corp., 3.67% Nts., 1/20/06 1,7                           $    6,500,000   $    6,502,061
----------------------------------------------------------------------------------------------------------------
DaimlerChrysler NA Holdings Corp., 6.40% Nts., 5/15/06                               8,480,000        8,594,285
----------------------------------------------------------------------------------------------------------------
General Motors Nova Scotia Finance Co., 6.85% Nts., 10/15/08                         1,205,000        1,166,139
----------------------------------------------------------------------------------------------------------------
Hertz Corp. (The), 6.50% Sr. Nts., 5/15/06 5                                         1,215,000        1,225,408
                                                                                                 ---------------
                                                                                                     17,487,893

----------------------------------------------------------------------------------------------------------------
MEDIA--1.4%
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                                      825,000          900,582
----------------------------------------------------------------------------------------------------------------
Knight-Ridder, Inc., 6.30% Sr. Unsec. Nts., 12/15/05                                 1,992,000        2,000,327
----------------------------------------------------------------------------------------------------------------
News America, Inc., 6.625% Sr. Nts., 1/9/08                                            443,000          464,679
----------------------------------------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 6.125% Bonds, 8/1/06                                    7,885,000        7,977,436
----------------------------------------------------------------------------------------------------------------
Time Warner Cos., Inc., 8.18% Nts., 8/15/07 5                                          890,000          952,278
----------------------------------------------------------------------------------------------------------------
Viacom, Inc., 6.40% Sr. Nts., 1/30/06 5                                              7,330,000        7,392,532
----------------------------------------------------------------------------------------------------------------
Walt Disney Co. (The):
5.375% Sr. Unsec. Nts., 6/1/07                                                         410,000          417,820
6.75% Sr. Unsec. Nts., Series B, 3/30/06                                             6,210,000        6,297,853
                                                                                                 ---------------
                                                                                                     26,403,507

----------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.4%
Kohl's Corp., 6.70% Unsec. Nts., 2/1/06                                              1,210,000        1,220,544
----------------------------------------------------------------------------------------------------------------
Target Corp., 5.95% Sr. Unsec. Nts., 5/15/06                                         5,139,000        5,193,401
                                                                                                 ---------------
                                                                                                      6,413,945

----------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--0.2%
Lowe's Cos., Inc., 7.50% Sr. Unsec. Nts., 12/15/05                                   4,500,000        4,542,336
----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--1.0%
----------------------------------------------------------------------------------------------------------------
BEVERAGES--0.2%
PepsiAmericas, Inc., 5.95% Nts., 2/15/06                                             3,000,000        3,022,509
----------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.1%
Kroger Co. (The), 7.625% Sr. Nts., 9/15/06                                             460,000          474,358
----------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc. (Canada), 5.58% Nts., 5/1/06 7                                 2,000,000        2,019,728
                                                                                                 ---------------
                                                                                                      2,494,086

----------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.7%
General Mills, Inc., 3.875% Nts., 11/30/07                                             515,000          509,659
----------------------------------------------------------------------------------------------------------------
Heinz (H.J.) Co., 6.189% Bonds, 12/1/05 7                                              150,000          150,720
----------------------------------------------------------------------------------------------------------------
McCormick & Co., Inc., 6.40% Nts., 2/1/06                                            4,815,000        4,873,151


                        24 | OPPENHEIMER REAL ASSET FUND

                                                                                     PRINCIPAL            VALUE
                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS Continued
Unilever Capital Corp., 6.875% Sr. Unsec. Unsub. Nts., 11/1/05                  $    7,583,000   $    7,618,109
                                                                                                 ---------------
                                                                                                     13,151,639

----------------------------------------------------------------------------------------------------------------
ENERGY--0.6%
----------------------------------------------------------------------------------------------------------------
OIL & GAS--0.6%
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 3                11,550,000       11,365,200
----------------------------------------------------------------------------------------------------------------
FINANCIALS--12.1%
----------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.4%
Bank of New York Co., Inc. (The), 3.75% Unsec. Unsub. Nts., 2/15/08 5                  470,000          464,763
----------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc. (USA):
3.71% Nts., 6/19/06 1                                                                2,000,000        2,005,256
5.75% Unsec. Nts., 4/15/07                                                             600,000          614,963
5.875% Nts., 8/1/06                                                                  1,310,000        1,329,583
----------------------------------------------------------------------------------------------------------------
Northern Trust Co., 6.70% Sub. Nts., 9/15/05                                         3,600,000        3,602,243
                                                                                                 ---------------
                                                                                                      8,016,808

----------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--5.1%
ABN Amro Bank NV (Chicago Branch), 7.55% Unsec. Sub. Nts., 6/28/06                   7,990,000        8,193,401
----------------------------------------------------------------------------------------------------------------
Bank of America Corp., 3.875% Nts., 1/15/08 5                                          500,000          496,701
----------------------------------------------------------------------------------------------------------------
Barclays Bank plc, 3.552% Certificate of Deposit, 6/21/06 1                          8,575,000        8,575,369
----------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale:
2.50% Sr. Nts., 3/30/06                                                              1,000,000          991,100
6.375% Unsec. Sub. Nts., 10/15/05                                                    4,800,000        4,812,811
----------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc. (New York), 3.38% Nts., 9/9/05 1                    3,800,000        3,799,825
----------------------------------------------------------------------------------------------------------------
First Tennessee Bank:
3.379% Certificate of Deposit, 3/21/06 1                                             4,500,000        4,468,662
3.742% Nts., 11/18/05 1                                                              1,000,000        1,000,012
----------------------------------------------------------------------------------------------------------------
FleetBoston Financial Corp., 4.20% Nts., 11/30/07                                      430,000          430,121
----------------------------------------------------------------------------------------------------------------
HBOS Treasury Services plc, 2.25% Nts., 5/1/06 7                                     3,995,000        3,940,356
----------------------------------------------------------------------------------------------------------------
Household Finance Corp.:
6.50% Unsec. Nts., 1/24/06                                                             515,000          519,765
7.20% Sr. Unsec. Nts., 7/15/06                                                       2,880,000        2,948,129
----------------------------------------------------------------------------------------------------------------
HSBC Bank plc, 7.625% Unsec. Sub. Nts., 6/15/06                                      4,200,000        4,302,383
----------------------------------------------------------------------------------------------------------------
Huntington National Bank, 3.49% Nts., 12/1/05 1                                      8,550,000        8,553,001
----------------------------------------------------------------------------------------------------------------
KeyCorp:
6.75% Jr. Unsec. Sub. Nts., 3/15/06                                                  1,700,000        1,721,255
7.50% Sub. Nts., 6/15/06                                                               395,000          404,105
----------------------------------------------------------------------------------------------------------------
Nordea Bank Finland plc, 6.50% Unsec. Sub. Nts., 1/15/06                             5,100,000        5,148,159
----------------------------------------------------------------------------------------------------------------
PNC Funding Corp., 5.75% Sr. Unsec. Nts., 8/1/06                                     7,645,000        7,739,385
----------------------------------------------------------------------------------------------------------------
Regions Bank, 3.47% Deposit Nts., 12/27/05 1,3                                       5,000,000        5,003,000
----------------------------------------------------------------------------------------------------------------
Regions Financial Corp., 4.50% Bonds, 8/8/08                                         2,185,000        2,196,001


                        25 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL            VALUE
                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
SunTrust Bank, Inc.:
2.125% Sr. Nts., 1/30/06                                                        $    1,400,000   $    1,388,552
3.46% Nts., 3/24/06 1                                                                5,850,000        5,851,802
----------------------------------------------------------------------------------------------------------------
Union Planters Corp., 6.75% Unsec. Sub. Nts., 11/1/05                                1,000,000        1,004,079
----------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc.:
2.40% Unsec. Nts., 11/3/05                                                           4,550,000        4,538,275
4.375% Nts., 1/15/08                                                                   515,000          515,205
----------------------------------------------------------------------------------------------------------------
Wells Fargo & Co., 6.875% Unsec. Sub. Nts., 4/1/06                                   1,300,000        1,318,613
----------------------------------------------------------------------------------------------------------------
Wells Fargo Financial, Inc., 7% Sr. Unsec. Nts., 11/1/05                               700,000          703,196
----------------------------------------------------------------------------------------------------------------
Zions Bancorp, 2.70% Sr. Unsec. Nts., 5/1/06                                         3,290,000        3,259,929
                                                                                                 ---------------
                                                                                                     93,823,192

----------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.2%
American Express Bank FSB, 3.583% Nts., 10/17/05 1                                   2,525,000        2,525,101
----------------------------------------------------------------------------------------------------------------
SLM Corp., 2.75% Nts., 12/1/05                                                         300,000          299,112
                                                                                                 ---------------
                                                                                                      2,824,213

----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.7%
American Express Co., 5.50% Nts., 9/12/06 5                                            770,000          779,021
----------------------------------------------------------------------------------------------------------------
Bank One Corp., 6.125% Unsec. Sub. Nts., 2/15/06                                       100,000          100,797
----------------------------------------------------------------------------------------------------------------
CIT Group, Inc., 4.125% Sr. Nts., 2/21/06                                            6,700,000        6,702,385
----------------------------------------------------------------------------------------------------------------
Citicorp, 7.75% Sub. Nts., 6/15/06                                                   5,790,000        5,933,667
----------------------------------------------------------------------------------------------------------------
Citigroup, Inc.:
3.50% Nts., 2/1/08                                                                     800,000          787,386
5.75% Sr. Unsec. Nts., 5/10/06                                                         170,000          171,758
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group LP, 7.25% Unsec. Nts., 10/1/05 7                                 2,500,000        2,505,580
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 4.125% Nts., 1/15/08 5                              1,000,000          997,180
----------------------------------------------------------------------------------------------------------------
ING Security Life Institutional Funding, 3.719% Sr. Nts., 1/27/06 1,7                4,810,000        4,810,967
----------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.:
4% Nts., 2/1/08                                                                        800,000          796,140
5.625% Sr. Unsub. Nts., 8/15/06                                                      4,010,000        4,057,330
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 6.25% Sr. Unsec. Nts., 5/15/06                       6,650,000        6,739,329
----------------------------------------------------------------------------------------------------------------
MBNA Corp., 5.625% Nts., 11/30/07                                                      500,000          514,197
----------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
2.47% Nts., Series B, 3/10/06                                                           50,000           49,601
4% Nts., Series B, 11/15/07                                                            410,000          408,264
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 6.10% Unsec. Unsub. Bond, 4/15/06                  5,300,000        5,359,938
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Group, Inc., 3.75% Sr. Nts., 3/27/06 1                                1,800,000        1,802,896
----------------------------------------------------------------------------------------------------------------
Principal Life Global Funding, 6.125% Sec. Nts., 3/1/06 7                            5,400,000        5,448,551
----------------------------------------------------------------------------------------------------------------
Salomon, Inc., 6.75% Nts., 1/15/06                                                     600,000          605,672


                        26 | OPPENHEIMER REAL ASSET FUND

                                                                                     PRINCIPAL            VALUE
                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES Continued
SLM Corp., 3.59% Nts., Series A, 9/15/05 1                                      $      700,000   $      699,963
                                                                                                 ---------------
                                                                                                     49,270,622

----------------------------------------------------------------------------------------------------------------
INSURANCE--2.7%
Allstate Financial Global Fund, 6.15% Bonds, 2/1/06 7                                1,250,000        1,260,036
----------------------------------------------------------------------------------------------------------------
Allstate Financial Global Funding LLC, 7.125% Nts., 9/26/05 7                        2,030,000        2,033,508
----------------------------------------------------------------------------------------------------------------
Dresdner Bank (New York), 6.625% Unsec. Sub. Nts., 9/15/05                           5,000,000        5,003,205
----------------------------------------------------------------------------------------------------------------
Equitable Life Assurance Society (USA), 6.95% Surplus Nts., 12/1/05 7                4,950,000        4,982,749
----------------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The), 2.375% Nts., 6/1/06                  12,260,000       12,089,083
----------------------------------------------------------------------------------------------------------------
John Hancock Global Funding II:
3.65% Nts., 9/6/05 1,7                                                               5,200,000        5,199,984
5% Nts., 7/27/07 7                                                                     760,000          770,058
5.625% Nts., 6/27/06 7                                                                 800,000          808,027
----------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 3.625% Nts., 2/15/08                                    1,130,000        1,099,786
----------------------------------------------------------------------------------------------------------------
Metropolitan Life Insurance Co., 7% Nts., 11/1/05                                      900,000          904,195
----------------------------------------------------------------------------------------------------------------
Monumental Global Funding II:
3.85% Nts., 3/3/08 7                                                                 1,120,000        1,107,276
6.05% Sec. Nts., 1/19/06 7                                                           6,310,000        6,353,823
----------------------------------------------------------------------------------------------------------------
Nationwide Life Global Funding I, 3.953% Sr. Nts., 1/27/06 1,7                         962,000          962,444
----------------------------------------------------------------------------------------------------------------
Pricoa Global Funding I, 3.90% Nts., 12/15/08 7                                      1,800,000        1,773,992
----------------------------------------------------------------------------------------------------------------
Protective Life US Funding Trust, 4.022% Sr. Sec. Nts., 2/17/06 1,7                  1,828,000        1,830,300
----------------------------------------------------------------------------------------------------------------
Teachers Insurance & Annuity Assn. Global Markets, 3.875% Sr. Unsec.
Nts., 1/22/08 7                                                                      1,750,000        1,733,347
----------------------------------------------------------------------------------------------------------------
TIAA Global Markets, 2.75% Sr. Unsec. Nts., 1/13/06 7                                2,000,000        1,988,652
                                                                                                 ---------------
                                                                                                     49,900,465

----------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.1%
EOP Operating LP, 8.10% Unsec. Nts., 8/1/10                                          1,260,000        1,436,397
----------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.9%
Abbey National plc, 6.69% Sub. Nts., 10/17/05                                        6,420,000        6,440,788
----------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc.:
3.50% Nts., Series K, 12/19/05                                                       4,810,000        4,803,006
5.50% Nts., 8/1/06                                                                   3,210,000        3,243,172
5.50% Nts., Series K, 2/1/07 5                                                         635,000          645,349
6.875% Sr. Unsec. Unsub. Nts., Series D, 9/15/05                                       115,000          115,086
----------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc., 3.98% Sr. Unsec. Nts., 11/3/05 1                            1,900,000        1,900,606
                                                                                                 ---------------
                                                                                                     17,148,007

----------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.7%
----------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.3%
UnitedHealth Group, Inc., 7.50% Sr. Unsec. Nts., 11/15/05                            5,040,000        5,068,380


                        27 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL            VALUE
                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--1.4%
Glaxo Wellcome plc, 6.125% Sr. Unsec. Unsub. Nts., 1/25/06                      $    7,110,000   $    7,166,560
----------------------------------------------------------------------------------------------------------------
Merck & Co., Inc., 6.75% Unsec. Unsub. Nts., 9/19/05                                 4,372,000        4,372,000
----------------------------------------------------------------------------------------------------------------
Novartis Corp., 6.625% Sr. Sub. Nts., Series 4, 10/18/05                            10,098,000       10,120,872
----------------------------------------------------------------------------------------------------------------
Pharmacia Corp., 5.75% Sr. Unsec. Nts., 12/1/05                                      5,000,000        5,022,545
                                                                                                 ---------------
                                                                                                     26,681,977

----------------------------------------------------------------------------------------------------------------
INDUSTRIALS--2.7%
----------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.2%
Boeing Capital Corp.:
5.65% Sr. Unsec. Nts., 5/15/06                                                       6,661,000        6,731,600
5.75% Sr. Nts., 2/15/07                                                                161,000          164,604
----------------------------------------------------------------------------------------------------------------
General Dynamics Corp., 2.125% Nts., 5/15/06                                         8,126,000        8,013,187
----------------------------------------------------------------------------------------------------------------
Honeywell International, Inc., 6.875% Nts., 10/3/05                                  1,915,000        1,919,081
----------------------------------------------------------------------------------------------------------------
McDonnell Douglas Corp., 6.875% Unsec. Unsub. Nts., 11/1/06                          2,222,000        2,283,916
----------------------------------------------------------------------------------------------------------------
United Technologies Corp., 4.375% Nts., 5/1/10                                       2,855,000        2,867,982
                                                                                                 ---------------
                                                                                                     21,980,370

----------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.3%
Dun & Bradstreet Corp., 6.625% Sr. Unsec. Nts., Series B, 3/15/06                    4,810,000        4,865,661
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.6%
General Electric Capital Corp.:
2.85% Nts., Series A, 1/30/06                                                           25,000           24,889
5.35% Nts., Series A, 3/30/06                                                        3,850,000        3,876,303
6.80% Nts., Series A, 11/1/05                                                        2,200,000        2,209,968
----------------------------------------------------------------------------------------------------------------
Heller Financial, Inc., 6.375% Sr. Unsec. Nts., Cl. A, 3/15/06                       2,860,000        2,893,225
----------------------------------------------------------------------------------------------------------------
Textron Financial Corp., 2.75% Nts., Series E, 6/1/06                                3,070,000        3,039,592
                                                                                                 ---------------
                                                                                                     12,043,977

----------------------------------------------------------------------------------------------------------------
MACHINERY--0.3%
Caterpillar Financial Services Corp.:
2.65% Nts., Series F, 1/30/06                                                        2,200,000        2,187,572
5.95% Sr. Nts., 5/1/06                                                               3,700,000        3,742,113
                                                                                                 ---------------
                                                                                                      5,929,685

----------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.3%
Canadian National Railway Co., 6.45% Unsec. Nts., 7/15/06                            4,905,000        4,994,472
----------------------------------------------------------------------------------------------------------------
MATERIALS--0.6%
----------------------------------------------------------------------------------------------------------------
CHEMICALS--0.6%
Dow Chemical Co. (The), 8.625% Unsec. Debs., 4/1/06                                  4,000,000        4,086,632
----------------------------------------------------------------------------------------------------------------
International Flavors & Fragrances, Inc., 6.45% Sr. Unsec Unsub. Nts.,
 5/15/06                                                                             6,133,000        6,211,012
                                                                                                 ---------------
                                                                                                     10,297,644


                        28 | OPPENHEIMER REAL ASSET FUND

                                                                                     PRINCIPAL            VALUE
                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.7%
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.8%
ALLTEL Corp., 6.75% Unsec. Debs., 9/15/05                                       $    5,505,000   $    5,508,953
----------------------------------------------------------------------------------------------------------------
British Telecommunications plc, 7.875% Nts., 12/15/05                                7,232,000        7,307,155
----------------------------------------------------------------------------------------------------------------
France Telecom SA, 7.45% Sr. Unsec. Nts., 3/1/06 1                                   7,265,000        7,374,273
----------------------------------------------------------------------------------------------------------------
GTE Corp., 6.36% Unsec. Debs., 4/15/06                                               1,055,000        1,069,131
----------------------------------------------------------------------------------------------------------------
Koninklijke (Royal) KPN NV, 7.50% Sr. Unsec. Unsub. Bonds, 10/1/05                   8,375,000        8,395,418
----------------------------------------------------------------------------------------------------------------
SBC Communications, Inc., 5.75% Sr. Nts., 5/2/06                                     7,405,000        7,488,106
----------------------------------------------------------------------------------------------------------------
Telefonica Europe BV, 7.35% Nts., 9/15/05                                            7,710,000        7,716,569
----------------------------------------------------------------------------------------------------------------
Verizon Communications, Inc., 6.60% Nts., Series A, 9/22/05                          1,250,000        1,251,503
----------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 6.75% Sr. Unsec. Unsub. Nts., 12/1/05                  4,210,000        4,237,348
----------------------------------------------------------------------------------------------------------------
Verizon Wireless Capital LLC, 5.375% Unsub. Nts., 12/15/06                             860,000          872,798
                                                                                                 ---------------
                                                                                                     51,221,254

----------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
AT&T Wireless Services, Inc., 7.35% Sr. Unsec. Nts., 3/1/06                          8,210,000        8,341,426
----------------------------------------------------------------------------------------------------------------
Sprint Capital Corp., 4.78% Unsec. Nts., 8/17/06                                     6,840,000        6,874,740
----------------------------------------------------------------------------------------------------------------
Vodafone Group plc, 3.95% Unsec. Nts., 1/30/08                                         860,000          854,744
                                                                                                 --------------
                                                                                                     16,070,910

----------------------------------------------------------------------------------------------------------------
UTILITIES--2.7%
----------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.4%
Alabama Power Co., 2.65% Nts., 2/15/06                                                 780,000          775,335
----------------------------------------------------------------------------------------------------------------
Boston Edison Co., 4.099% Unsec. Debs., 10/15/05 1                                   5,900,000        5,901,717
----------------------------------------------------------------------------------------------------------------
Consolidated Edison Co. of New York, 6.625% Unsec. Debs.,
Series 2000-C, 12/15/05                                                              3,700,000        3,727,014
----------------------------------------------------------------------------------------------------------------
Detroit Edison Co. (The), 5.05% Sr. Nts., 10/1/05                                    4,785,000        4,787,833
----------------------------------------------------------------------------------------------------------------
DTE Energy Co., 6.45% Sr. Unsub. Nts., 6/1/06                                          615,000          625,060
----------------------------------------------------------------------------------------------------------------
Florida Power & Light Co., 6.875% Sec. Bond, 12/1/05                                 5,945,000        5,985,622
----------------------------------------------------------------------------------------------------------------
FPL Group Capital, Inc., 3.25% Nts., 4/11/06                                         1,305,000        1,300,320
----------------------------------------------------------------------------------------------------------------
Georgia Power Co., 5.50% Sr. Unsec. Unsub. Nts., Series C, 12/1/05                   2,940,000        2,950,378
----------------------------------------------------------------------------------------------------------------
MidAmerican Energy Co., 6.375% Nts., 6/15/06                                         4,448,000        4,527,174
----------------------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 4.625% Sr. Nts., 10/1/07                              910,000          914,714
----------------------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.625% Sr. Unsec. Nts., Series F, 10/1/05                4,471,875        4,482,997
----------------------------------------------------------------------------------------------------------------
PP&L Resources, Inc., 6.55% Bonds, 3/1/06                                            1,250,000        1,264,821
----------------------------------------------------------------------------------------------------------------
Progress Energy, Inc., 6.75% Sr. Nts., 3/1/06                                          465,000          471,024
----------------------------------------------------------------------------------------------------------------
PSI Energy, Inc., 6.65% Sr. Sec. Bonds, Series EEE, 6/15/06                          3,400,000        3,464,960
----------------------------------------------------------------------------------------------------------------
Virginia Electric & Power Co., 5.75% Sr. Unsec. Unsub Nts., Series A, 3/31/06        2,587,000        2,611,613
                                                                                                 ---------------
                                                                                                     43,790,582


                        29 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL            VALUE
                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.0%
NiSource Finance Corp., 3.20% Nts., 11/1/06                                     $      680,000   $      672,948
----------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.3%
Niagara Mohawk Power Corp., 7.75% Sec. Bond, 5/15/06                                 1,630,000        1,668,584
----------------------------------------------------------------------------------------------------------------
Wisconsin Energy Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/06                        3,359,000        3,391,932
                                                                                                 ---------------
                                                                                                      5,060,516
                                                                                                 ---------------
Total Corporate Bonds and Notes (Cost $516,986,179)                                                 515,979,195

----------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES--15.3%
----------------------------------------------------------------------------------------------------------------
AIG:
Goldman Sachs Commodity Index Total Return Linked Security,
2.295%, 11/2/05 8                                                                   15,000,000       31,830,603
Goldman Sachs Commodity Index Total Return Linked Security,
3.096%, 1/26/06 8                                                                   24,000,000       44,120,232
----------------------------------------------------------------------------------------------------------------
Cargill, Inc.:
Goldman Sachs Commodity Index Total Return Linked Security,
3.39%, 3/21/06 8                                                                    29,000,000       49,448,669
Goldman Sachs Commodity Index Total Return Linked Security,
3.503%, 3/31/06 8                                                                   39,000,000       55,628,161
----------------------------------------------------------------------------------------------------------------
Core Investment Grade Bond Trust I, Pass-Through Certificates,
Series 2002-1, 4.659%, 11/30/07 1                                                    8,813,827        8,851,683
----------------------------------------------------------------------------------------------------------------
Eksportfinans AS, Goldman Sachs Commodity Index Excess Return
Linked Security, 1.70%, 12/5/05 8                                                   18,000,000       30,245,400
----------------------------------------------------------------------------------------------------------------
Koch Industries, Inc.:
Goldman Sachs Energy Total Return Index Linked Security, 3.615%, 3/1/06 1,9         10,000,000       20,482,890
Goldman Sachs Energy Total Return Index Linked Security, 3.615%, 5/5/06 1,9         20,000,000       39,503,900
                                                                                                 ---------------
Total Structured Notes (Cost $163,918,662)                                                          280,111,538

----------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--9.2%
----------------------------------------------------------------------------------------------------------------
Amsterdam Funding Corp., 3.61%, 10/5/05 10                                           5,000,000        4,982,953
----------------------------------------------------------------------------------------------------------------
Barton Capital Corp., 3.51%, 9/8/05 10                                               5,000,000        4,996,588
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 3.58%, 11/2/05                                              25,000,000       24,846,925
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
3.36%, 11/29/05                                                                     25,000,000       24,780,275
5%, 11/22/05                                                                         9,250,000        9,171,005
----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
3%, 12/7/05                                                                         15,000,000       14,852,280
3.15%, 9/7/05                                                                       10,000,000        9,994,633
4%, 11/9/05                                                                         16,100,000       15,990,295
4%, 11/30/05                                                                        25,000,000       24,777,825
----------------------------------------------------------------------------------------------------------------
Lexington Parker Capital Co. LLC, 3.57%, 9/23/05 10                                  5,000,000        4,989,092
----------------------------------------------------------------------------------------------------------------
Neptune Funding Corp., 3.46%, 9/1/05 10                                              5,000,000        5,000,000
----------------------------------------------------------------------------------------------------------------
Old Line Funding Corp., 3.56%, 9/27/05 10                                            5,000,000        4,987,144
----------------------------------------------------------------------------------------------------------------
Regency Markets No. 1 LLC, 3.59%, 9/26/05 10                                         5,000,000        4,987,535


                        30 | OPPENHEIMER REAL ASSET FUND

                                                                                     PRINCIPAL            VALUE
                                                                                        AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES Continued
----------------------------------------------------------------------------------------------------------------
Sheffield Receivables Corp., 3.51%, 9/9/05 10                                   $    5,000,000   $    4,996,100
----------------------------------------------------------------------------------------------------------------
Steamboat Funding Corp., 3.53%, 9/15/05 10                                           5,000,000        4,993,136
----------------------------------------------------------------------------------------------------------------
Victory Receivables Corp., 3.55%, 9/19/05 10                                         4,669,000        4,660,713
                                                                                                 --------------
Total Short-Term Notes (Cost $169,000,031)                                                          169,006,499

----------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.3%
----------------------------------------------------------------------------------------------------------------
Undivided interest of 9.37% in joint repurchase agreement (Principal Amount/
Value $438,604,000, with a maturity value of $438,647,129) with UBS Warburg
LLC, 3.54%, dated 8/31/05, to be repurchased at $41,094,041 on 9/1/05, collateralized by Federal National Mortgage Assn., 6%, 4/1/35, with a
value of $447,924,090 (Cost $41,090,000)                                            41,090,000       41,090,000

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,078,905,494)                                        119.6%   2,193,877,169
----------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (19.6)    (359,095,534)
                                                                                --------------------------------
NET ASSETS
                                                                                        100.0%   $1,834,781,635
                                                                                ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. When-issued security or forward commitment to be delivered and settled after August 31, 2005. See Note 1 of Notes to Financial Statements.

3. Illiquid security. The aggregate value of illiquid securities as of August 31, 2005 was $39,525,313, which represents 2.15% of the Fund's net assets. See
Note 7 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,677,752 or 0.20% of the Fund's net assets as of August 31, 2005.

5. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $133,042,706. See Note 5 of Notes to Financial Statements.

6. A sufficient amount of securities has been designated to cover outstanding written put options, as follows:

                                          CONTRACTS    EXPIRATION   EXERCISE    PREMIUM        VALUE
                                     SUBJECT TO PUT         DATES      PRICE   RECEIVED   SEE NOTE 1
----------------------------------------------------------------------------------------------------
Cocoa Futures, 12/14/05                          60        9/2/05   $    350   $  3,450   $      600
Coffee Futures, Cl. C, 12/19/05                  67        9/9/05         90      8,626        5,025
                                                                               ---------------------
                                                                               $ 12,076   $    5,625
                                                                               =====================


                        31 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $56,182,159 or 3.06% of the Fund's net assets as of August 31, 2005.

8. Security is linked to the Goldman Sachs Commodity Index, the Goldman Sachs Commodity Excess Return Index or the Goldman Sachs Commodity Index Total Return Index. The indexes currently contain twenty-four commodities from the sectors of energy, metals, livestock and agricultural products. Individual components in the index are weighted by their respective world production values.

9. Security is linked to the Goldman Sachs Energy Total Return Index. The index currently contains six commodities from the energy sector. Individual components in the index are weighted by their respective world production values.

10. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $44,593,261, or 2.43% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       32 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------
Investments, at value (cost $2,078,905,494)--see accompanying statement of investments  $    2,193,877,169
-----------------------------------------------------------------------------------------------------------
Cash                                                                                             5,103,516
-----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis or forward commitment                                   42,732,555
Shares of beneficial interest sold                                                              18,477,340
Interest and principal paydowns                                                                 15,585,173
Other                                                                                               18,217
                                                                                        -------------------
Total assets                                                                                 2,275,793,970

-----------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $12,076)
--see accompanying statement of investments                                                          5,625
-----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $407,949,324 purchased on a
when-issued basis or forward commitment)                                                       423,059,900
Shares of beneficial interest redeemed                                                          10,765,744
Futures margins                                                                                  6,034,009
Distribution and service plan fees                                                                 612,619
Transfer and shareholder servicing agent fees                                                      265,590
Shareholder communications                                                                         113,164
Trustees' compensation                                                                              18,204
Other                                                                                              137,480
                                                                                        -------------------
Total liabilities                                                                              441,012,335

-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $    1,834,781,635
                                                                                        ===================

-----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                              $          192,013
-----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   1,551,018,318
-----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                6,684,985
-----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                    51,380,804
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                     225,505,515
                                                                                        -------------------
NET ASSETS                                                                              $    1,834,781,635
                                                                                        ===================


                        33 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,246,435,520 and
129,994,315 shares of beneficial interest outstanding)                                                $  9.59
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)       $ 10.18
--------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $147,663,062 and 15,602,307 shares of
beneficial interest outstanding)                                                                      $  9.46
--------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $264,019,099 and 28,032,628 shares of
beneficial interest outstanding)                                                                      $  9.42
--------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,585,796 and 2,689,646 shares of
beneficial interest outstanding)                                                                      $  9.51
--------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$151,078,158 and 15,694,531 shares of beneficial interest outstanding)                                $  9.63

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        34 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2005
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest (net of foreign withholding taxes $2,275)              $   32,290,910
-------------------------------------------------------------------------------
Dividends                                                                1,105
                                                                ---------------
Total investment income                                             32,292,015

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Management fees                                                     10,191,671
-------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                              2,081,767
Class B                                                              1,022,271
Class C                                                              1,692,655
Class N                                                                 71,303
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                              1,616,217
Class B                                                                307,456
Class C                                                                400,151
Class N                                                                 46,059
Class Y                                                                 14,780
-------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                129,225
Class B                                                                 33,612
Class C                                                                 36,664
Class N                                                                  2,992
Class Y                                                                  1,498
-------------------------------------------------------------------------------
Custodian fees and expenses                                             97,181
-------------------------------------------------------------------------------
Trustees' compensation                                                  24,754
-------------------------------------------------------------------------------
Other                                                                  188,500
                                                                ---------------
Total expenses                                                      17,958,756
Less reduction to custodian expenses                                   (87,293)
Less waivers and reimbursements of expenses                               (266)
                                                                ---------------
Net expenses                                                        17,871,197

-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               14,420,818


                        35 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on:
Investments                                                     $    62,080,176
Closing and expiration of option contracts written                      467,178
Closing of futures contracts                                        187,046,213
Swap contracts                                                          306,922
                                                                ----------------
Net realized gain                                                   249,900,489
--------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                          90,746,710
Futures contracts                                                   134,644,941
Option contracts                                                          9,363
Swap contracts                                                         (311,698)
                                                                ----------------
Net change in unrealized appreciation                               225,089,316

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   489,410,623
                                                                ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        36 | OPPENHEIMER REAL ASSET FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                                     2005             2004
----------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------
Net investment income                                                           $   14,420,818   $      322,013
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                  249,900,489      140,358,876
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                              225,089,316      (31,403,796)
                                                                                --------------------------------
Net increase in net assets resulting from operations                               489,410,623      109,277,093

----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                             (7,247,857)         (51,684)
Class B                                                                               (190,261)               -
Class C                                                                               (467,943)               -
Class N                                                                                (86,194)               -
Class Y                                                                               (970,044)         (64,204)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                           (176,519,945)      (9,145,151)
Class B                                                                            (21,692,760)      (1,194,188)
Class C                                                                            (33,838,230)      (1,409,006)
Class N                                                                             (2,633,667)         (77,055)
Class Y                                                                            (14,050,224)        (793,204)

----------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                            452,635,213      328,433,627
Class B                                                                             51,758,221       31,994,068
Class C                                                                            120,499,718       63,172,169
Class N                                                                             13,842,607        5,907,317
Class Y                                                                             81,631,447       16,401,022

----------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------
Total increase                                                                     952,080,704      542,450,804
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                                882,700,931      340,250,127
                                                                                --------------------------------
End of period (including accumulated net investment income
of $6,684,985 and $277,611, respectively)                                       $1,834,781,635   $  882,700,931
                                                                                ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        37 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED AUGUST 31,                            2005           2004            2003          2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $      9.13      $    7.51       $    6.15     $    6.93       $    8.18
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .11 1          .01             .03           .29             .45
Net realized and unrealized gain (loss)                   2.84           1.85            1.38          (.71)          (1.21)
                                                   ---------------------------------------------------------------------------
Total from investment operations                          2.95           1.86            1.41          (.42)           (.76)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.07)            -- 2          (.05)         (.36)           (.43)
Distributions from net realized gain                     (2.42)          (.24)             --            --            (.06)
                                                   ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (2.49)          (.24)           (.05)         (.36)           (.49)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $      9.59      $    9.13       $    7.51     $    6.15       $    6.93
                                                   ===========================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                       44.66%         25.44%          23.08%        (5.54)%         (9.83)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 1,246,436      $ 638,254       $ 238,828     $ 148,319       $ 117,331
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $   844,342      $ 413,618       $ 193,837     $ 115,458       $ 139,631
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     1.34%          0.22%           0.46%         4.73%           5.73%
Total expenses                                            1.32% 5        1.40% 5,6       1.49% 5       1.68% 5,6       1.51% 5
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     94% 7          87%             61%           49%            105%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

7. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                       PURCHASE TRANSACTIONS   SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended August 31, 2005                    $4,827,248,691      $4,809,916,669

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        38 | OPPENHEIMER REAL ASSET FUND

CLASS B  YEAR ENDED AUGUST 31,                            2005           2004            2003          2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $      9.05      $    7.51       $    6.16     $    6.95       $    8.20
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                               .04 1         (.05)           (.04)          .23             .40
Net realized and unrealized gain (loss)                   2.80           1.83            1.40          (.70)          (1.22)
                                                   ---------------------------------------------------------------------------
Total from investment operations                          2.84           1.78            1.36          (.47)           (.82)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.01)            --            (.01)         (.32)           (.37)
Distributions from net realized gain                     (2.42)          (.24)             --            --            (.06)
                                                   ---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (2.43)          (.24)           (.01)         (.32)           (.43)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $      9.46      $    9.05       $    7.51     $    6.16       $    6.95
                                                   ===========================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       43.33%         24.32%          22.12%        (6.38)%        (10.49)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $   147,663      $  78,125       $  37,589     $  24,738       $  21,321
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $   102,816      $  52,436       $  32,101     $  20,032       $  26,295
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                              0.46%         (0.69)%         (0.41)%        4.10%           4.99%
Total expenses                                            2.19%          2.32%           2.44%         2.45%           2.27%
Expenses after payments and waivers and
reduction to custodian expenses                            N/A 4,5       2.31%           2.36%          N/A 4,5         N/A 4
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     94% 6          87%             61%           49%            105%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio  turnover  rate excludes  purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                       PURCHASE TRANSACTIONS   SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended August 31, 2005                    $4,827,248,691      $4,809,916,669

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        39 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C  YEAR ENDED AUGUST 31,                         2005          2004        2003       2002          2001
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    9.02     $    7.48    $   6.14   $   6.93      $   8.17
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            .05 1        (.03)       (.03)       .23           .41
Net realized and unrealized gain (loss)                2.79          1.81        1.38       (.70)        (1.22)
                                                  --------------------------------------------------------------
Total from investment operations                       2.84          1.78        1.35       (.47)         (.81)
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.02)           --        (.01)      (.32)         (.37)
Distributions from net realized gain                  (2.42)         (.24)         --         --          (.06)
                                                  --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (2.44)         (.24)       (.01)      (.32)         (.43)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    9.42     $    9.02    $   7.48   $   6.14      $   6.93
                                                  ==============================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    43.50%        24.42%      22.04%     (6.39)%      (10.43)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 264,019     $ 110,728    $ 36,531   $ 18,115      $ 12,588
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 170,306     $  68,392    $ 25,746   $ 11,771      $ 16,165
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                           0.57%        (0.62)%     (0.43)%     3.99%         4.95%
Total expenses                                         2.11%         2.24%       2.40%      2.45%         2.26%
Expenses after payments and waivers and
reduction to custodian expenses                         N/A 4         N/A 4      2.36%       N/A 4,5       N/A 4
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  94% 6         87%         61%        49%          105%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                              PURCHASE TRANSACTIONS   SALE TRANSACTIONS
-----------------------------------------------------------------------
Year Ended August 31, 2005           $4,827,248,691      $4,809,916,669

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        40 | OPPENHEIMER REAL ASSET FUND

CLASS N  YEAR ENDED AUGUST 31,                                                2005         2004      2003    2002      2001 1
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $   9.08      $  7.50   $  6.15  $ 6.99      $ 7.67
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                          .08 2         --       .07     .30         .22
Net realized and unrealized gain (loss)                                       2.82         1.82      1.36    (.78)       (.73)
                                                                          -----------------------------------------------------
Total from investment operations                                              2.90         1.82      1.43    (.48)       (.51)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                          (.05)          --      (.08)   (.36)       (.17)
Distributions from net realized gain                                         (2.42)        (.24)       --      --          --
                                                                          -----------------------------------------------------
Total dividends and/or distributions to shareholders                         (2.47)        (.24)     (.08)   (.36)       (.17)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   9.51      $  9.08   $  7.50  $ 6.15      $ 6.99
                                                                          =====================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                           44.03%       24.90%    23.63%  (6.47)%     (6.75)%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $ 25,586      $ 8,206   $ 1,578  $  314      $   61
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                         $ 14,654      $ 4,516   $ 1,001  $  146      $   14
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                                  1.03%       (0.17)%    0.27%   3.57%       5.95%
Total expenses                                                                1.68%        1.84%     1.83%   1.94%       1.88%
Expenses after payments and waivers and reduction to custodian expenses        N/A 5,6     1.80%     1.63%    N/A 5,6     N/A 5
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         94% 7        87%       61%     49%        105%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

7. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                       PURCHASE TRANSACTIONS   SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended August 31, 2005                    $4,827,248,691      $4,809,916,669

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        41 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y  YEAR ENDED AUGUST 31,                               2005          2004         2003          2002       2001
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $     9.15      $   7.52    $    6.15      $   6.94    $  8.16
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .15 1         .05          .06           .32        .25
Net realized and unrealized gain (loss)                      2.86          1.84         1.39          (.73)      (.95)
                                                       -----------------------------------------------------------------
Total from investment operations                             3.01          1.89         1.45          (.41)      (.70)
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.11)         (.02)        (.08)         (.38)      (.46)
Distributions from net realized gain                        (2.42)         (.24)          --            --       (.06)
                                                       -----------------------------------------------------------------
Total dividends and/or distributions to shareholders        (2.53)         (.26)        (.08)         (.38)      (.52)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $     9.63      $   9.15    $    7.52      $   6.15    $  6.94
                                                       =================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          45.42%        25.84%       23.69%        (5.36)%    (9.21)%

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $  151,078      $ 47,387    $  25,724      $  6,908    $ 1,741
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $   83,836      $ 31,449    $  15,755      $  3,420    $   868
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                        1.83%         0.65%        0.83%         3.95%      6.46%
Total expenses                                               0.88%         0.97%        1.08%         1.27%      1.38% 4
Expenses after payments and waivers and
reduction to custodian expenses                               N/A 5         N/A 5        N/A 5        1.26%      1.17%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        94% 6         87%          61%           49%       105%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

5. Reduction to custodian expenses less than 0.01%.

6. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                             PURCHASE TRANSACTIONS   SALE TRANSACTIONS
----------------------------------------------------------------------
Year Ended August 31, 2005          $4,827,248,691      $4,809,916,669

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        42 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Real Asset Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total return. Total return refers to the change in value of an investment in shares of the Fund over time resulting from changes in value of the Fund's investments and income on those investments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor.

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate,


                        43 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2005, the market value of these securities comprised 15.3% of the Fund's net assets and resulted in unrealized cumulative gains of $116,192,876.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of August 31, 2005, the Fund had purchased $407,949,324 of securities issued on a when-issued basis


                        44 | OPPENHEIMER REAL ASSET FUND
or forward commitment and sold $42,732,555 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be


                        45 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
      UNDISTRIBUTED     UNDISTRIBUTED           ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT        LONG-TERM                  LOSS   FOR FEDERAL INCOME
      INCOME                     GAIN    CARRYFORWARD 1,2,3         TAX PURPOSES
      --------------------------------------------------------------------------
      $66,585,299         $89,627,391              $346,014         $127,718,659

1. The Fund had $346,014 of straddle losses which were deferred.

2. During the fiscal year ended August 31, 2005, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended August 31, 2004, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2005. Net assets of the Fund were unaffected by the reclassifications.

                                   INCREASE TO        REDUCTION TO
                                   ACCUMULATED     ACCUMULATED NET
             INCREASE TO        NET INVESTMENT       REALIZED GAIN
             PAID-IN CAPITAL            INCOME    ON INVESTMENTS 4
             -----------------------------------------------------
             $32,747,735              $948,855         $33,696,590

4. $32,747,735, including $23,022,965 of long-term capital gain, was distributed in connection with Fund share redemptions.


                        46 | OPPENHEIMER REAL ASSET FUND

The tax character of distributions paid during the years ended August 31, 2005 and August 31, 2004 was as follows:

                                         YEAR ENDED         YEAR ENDED
                                    AUGUST 31, 2005    AUGUST 31, 2004
      ----------------------------------------------------------------
      Distributions paid from:
      Ordinary income                $  128,279,617     $      115,888
      Long-term capital gain            129,417,508         12,618,604
                                     ---------------------------------
      Total                          $  257,697,125     $   12,734,492
                                     =================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities          $ 2,078,996,577
           Federal tax cost of other investments       438,193,458
                                                   ----------------
           Total federal tax cost                  $ 2,517,190,035
                                                   ================
           Gross unrealized appreciation           $   143,516,519
           Gross unrealized depreciation               (15,797,860)
                                                   ----------------
           Net unrealized appreciation             $   127,718,659
                                                   ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at


                        47 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED AUGUST 31, 2005          YEAR ENDED AUGUST 31, 2004
                                 SHARES           AMOUNT              SHARES          AMOUNT
---------------------------------------------------------------------------------------------
CLASS A
Sold                         94,212,026    $ 777,455,272          60,864,784   $ 526,237,973
Dividends and/or
distributions reinvested     24,089,571      160,454,202           1,021,225       7,760,573
Redeemed                    (58,238,089)    (485,274,261) 1      (23,760,653)   (205,564,919)
                            -----------------------------------------------------------------
Net increase                 60,063,508    $ 452,635,213          38,125,356   $ 328,433,627
                            =================================================================

---------------------------------------------------------------------------------------------
CLASS B
Sold                          9,282,558    $  76,207,355           6,075,661   $  52,623,081
Dividends and/or
distributions reinvested      2,820,081       18,521,469             136,911       1,037,789
Redeemed                     (5,135,305)     (42,970,603) 1       (2,581,998)    (21,666,802)
                            -----------------------------------------------------------------
Net increase                  6,967,334    $  51,758,221           3,630,574   $  31,994,068
                            =================================================================


                        48 | OPPENHEIMER REAL ASSET FUND

                             YEAR ENDED AUGUST 31, 2005          YEAR ENDED AUGUST 31, 2004
                                 SHARES          AMOUNT              SHARES          AMOUNT
--------------------------------------------------------------------------------------------
CLASS C
Sold                         18,790,237    $152,585,965          10,218,639   $  87,296,277
Dividends and/or
distributions reinvested      4,162,996      27,230,330             148,152       1,118,549
Redeemed                     (7,202,060)    (59,316,577) 1       (2,968,721)    (25,242,657)
                             ---------------------------------------------------------------
Net increase                 15,751,173    $120,499,718           7,398,070   $  63,172,169
                             ===============================================================

--------------------------------------------------------------------------------------------
CLASS N
Sold                          2,265,268    $ 18,313,212             818,178   $   6,975,731
Dividends and/or
distributions reinvested        403,003       2,665,360              10,161          77,023
Redeemed                       (882,773)     (7,135,965) 1         (134,749)     (1,145,437)
                             ---------------------------------------------------------------
Net increase                  1,785,498    $ 13,842,607             693,590   $   5,907,317
                             ===============================================================

--------------------------------------------------------------------------------------------
CLASS Y
Sold                         16,487,939    $131,638,201           3,051,718   $  26,560,158
Dividends and/or
distributions reinvested      1,252,352       8,401,675              28,193         213,586
Redeemed                     (7,222,356)    (58,408,429) 1       (1,324,757)    (10,372,722)
                             ---------------------------------------------------------------
Net increase                 10,517,935    $ 81,631,447           1,755,154   $  16,401,022
                             ===============================================================

1. Net of redemption fees of $92,832, $11,304, $18,724, $1,611 and $9,217 for
Class A, Class B, Class C, Class N and Class Y, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2005, were as follows:

                                             PURCHASES             SALES
       -----------------------------------------------------------------
       Investment securities            $   478,499,811   $  185,127,506
       U.S. government and government
       agency obligations                  158,175,005       166,048,968
       To Be Announced (TBA)
       mortgage-related securities       4,827,248,691     4,809,916,669

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $200 million of average annual net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the sub-advisory agreement, the Advisor pays the Sub-Advisor the following annual fees: 0.50% of the first $200 million of average annual net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million.


                        49 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2005, the Fund paid $2,255,755 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at August 31, 2005 for Class B, Class C and Class N shares were $3,728,815, $2,395,326 and $191,568, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales


                        50 | OPPENHEIMER REAL ASSET FUND
of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                      CLASS A        CLASS B        CLASS C        CLASS N
                       CLASS A     CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                     FRONT-END       DEFERRED       DEFERRED       DEFERRED       DEFERRED
                 SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                   RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED         DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
------------------------------------------------------------------------------------------
August 31, 2005     $1,350,675        $23,963       $316,782       $154,457        $31,646

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended August 31, 2005, OFS waived $131 and $135 for Class B and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures) inherent in the Fund's holdings of structured notes. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities, decreases in market value of portfolio securities, or decreases in commodity prices. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates, commodity prices or market indices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts.


                        51 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS Continued

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2005, the Fund had outstanding futures contracts as follows:

                                                                             UNREALIZED
                              EXPIRATION   NUMBER OF   VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION               DATES   CONTRACTS   AUGUST 31, 2005   (DEPRECIATION)
----------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
AGRICULTURE
Corn                            12/14/05       1,638      $ 17,731,350    $  (2,206,220)
Cotton #2                        12/7/05         434        10,793,580       (1,266,345)
Soybean                         11/14/05         314         9,400,375       (1,984,185)
Wheat                           12/14/05       1,768        28,172,938       (1,822,057)
ENERGY
Brent Crude Oil                 10/14/05       2,470       166,156,900        6,925,315
Crude Oil                        9/20/05       5,221       359,935,740       24,880,898
Gas Oil                         10/12/05         889        56,673,750        5,131,628
Heating Oil                      9/30/05       1,338       116,690,994       14,868,393
Natural Gas                      9/28/05       1,359       155,904,480       36,506,703
Unleaded Gasoline                9/30/05       1,324       125,412,722       25,981,909
LIVESTOCK
Cattle Feeder                   10/27/05         151         8,318,213          232,598
Lean Hogs                       10/14/05       1,268        32,308,640        2,277,447
Live Cattle                     10/31/05         898        29,544,200           63,701
INDUSTRIAL METALS
Copper                          12/28/05         687        27,814,913        2,617,319
London Metals Exchange
Aluminum High Grade             10/19/05         657        30,291,806          189,470
London Metals Exchange Copper   10/19/05          43         3,972,125          (39,883)
London Metals Exchange Lead     10/19/05         326         7,167,925          172,810
London Metals Exchange Nickel   10/19/05          89         7,983,300          (10,903)
London Metals Exchange Zinc     10/19/05         298        10,143,175          469,630
PRECIOUS METALS
Gold 100 Oz.                    12/28/05         419        18,356,390          (72,968)
Silver                          12/28/05          56         1,919,400          (35,140)
SOFTS
Sugar #11                        9/30/05         948        10,691,923        1,083,726
GOVERNMENTS
U.S. Treasury Nts., 10 yr.       9/21/05         551        62,219,953          314,433
                                                                          --------------
                                                                            114,278,279
                                                                          ==============


                        52 | OPPENHEIMER REAL ASSET FUND

                                                                             UNREALIZED
                              EXPIRATION   NUMBER OF   VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION               DATES   CONTRACTS   AUGUST 31, 2005   (DEPRECIATION)
----------------------------------------------------------------------------------------
CONTRACTS TO SELL
SOFTS
Cocoa                           12/14/05         139    $    1,951,560    $     (42,358)
Coffee, Cl. C.                  12/19/05         151         5,721,956          (48,715)
GOVERNMENTS
U.S. Long Bonds                 12/20/05         378        44,615,813         (572,490)
U.S. Treasury Nts., 2 yr.       12/30/05       3,558       736,839,563       (2,614,611)
U.S. Treasury Nts., 5 yr.       12/20/05         530        57,438,750         (472,716)
                                                                          --------------
                                                                             (3,750,890)
                                                                          --------------
                                                                          $ 110,527,389
                                                                          ==============

--------------------------------------------------------------------------------
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


                        53 | OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. OPTION ACTIVITY Continued

Written option activity for the year ended August 31, 2005 was as follows:

                                      CALL OPTIONS               PUT OPTIONS
                            ----------------------    -----------------------
                            NUMBER OF    AMOUNT OF    NUMBER OF    AMOUNT OF
                            CONTRACTS     PREMIUMS    CONTRACTS     PREMIUMS
-----------------------------------------------------------------------------
Options outstanding as of
August 31, 2004                    90    $  19,162          100    $   8,026
Options written                   545      298,069        2,034      375,534
Options closed or expired        (273)    (204,739)      (1,944)    (357,209)
Options exercised                (362)    (112,492)         (63)     (14,275)
                                 --------------------------------------------
Options outstanding as of
August 31, 2005                    --    $      --          127    $  12,076
                                 ============================================

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of August 31, 2005, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.


                        54 | OPPENHEIMER REAL ASSET FUND

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

--------------------------------------------------------------------------------
9. FISCAL YEAR END

The Fund's Board of Trustees has approved a change in the Fund's fiscal year end from August 31 to May 31. This change is anticipated to be implemented in calendar 2006.


                        55 | OPPENHEIMER REAL ASSET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER REAL ASSET FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Asset Fund, including the statement of investments, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Asset Fund as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
October 17, 2005


                        56 | OPPENHEIMER REAL ASSET FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $2.4469, $2.4208, $2.4242, $2.4379 and
$2.4603 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 13, 2004, of which $1.2589 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      None of the dividends paid by the Fund during the fiscal year ended August 31, 2005 are eligible for the corporate dividend-received deduction.

      Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2005, which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2006, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                        57 | OPPENHEIMER REAL ASSET FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                        58 | OPPENHEIMER REAL ASSET FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's advisory and sub-advisory agreements (the "advisory agreements"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Oppenheimer Real Asset Management, Inc. (the "Sub-Adviser") provide, such information as may be reasonably necessary to evaluate the terms of the advisory agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for this purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      NATURE AND EXTENT OF SERVICES. In considering the renewal of the Fund's advisory agreements for the current year, the Board evaluated the nature and extent of the services provided by the Manager, the Sub-Adviser and their affiliates. The Manager provides the Fund with office space, facilities and equipment; administrative, accounting, clerical, legal and compliance personnel; securities trading services and oversight of third party service providers. The Sub-Adviser, a wholly-owned subsidiary of the Manager, provides investment advise with respect to the Fund and invests and reinvests the cash, securities and property comprising the assets of the Fund, under the sub-advisory agreement between the Manager and the Sub-Adviser.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's and Sub-Adviser's resources that are available to the Fund. The Board noted that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services and information the Board received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. The Board members also considered their experiences as directors or trustees of the Fund and other funds advised by the Manager. The Board received and reviewed information regarding the quality of services provided by affiliates of the Manager, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements. The Board also considered that the Sub-Adviser, a registered Commodity Trading Adviser with the Commodity Futures Trading Commission (CFTC), has operated as a registered investment adviser since 1989 and has been the Fund's sub-adviser since its inception. The Board was aware that there are alternatives to retaining the Manager.


                        59 | OPPENHEIMER REAL ASSET FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of the Fund's portfolio managers and fixed income investment team and analysts. The commodity-linked component of the Fund's portfolio has been managed by Kevin Baum since May 1999. Mr. Baum is a Vice President of the Fund and the Manager. He is a Chartered Financial Analyst and has had over ten years of experience managing commodities-related investments. The Fund's fixed-income component has been managed by Angelo Manioudakis since April 2002. Mr. Manioudakis is a Vice President of the Fund and a Senior Vice President of the Manager and has had over twelve years of experience managing fixed-income investments.

      The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other "specialty and miscellaneous" funds advised by other investment advisers. The Board also receives and reviews comparative performance information regarding the Fund and other funds at each Board meeting. The Board noted that the Fund's one-year, three-year and five-year performance were all better than its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board also reviewed information, including comparative information, regarding the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other specialty and miscellaneous funds and other funds with comparable asset levels and distribution features. The Board considered that the Fund's contractual and actual management fees are higher than its peer group average, however its total expenses are lower than its peer group average. In addition, the Board evaluated the comparability of the fees charged and the services provided to the Fund to the fees charged and services provided to other types of entities advised by the Manager. The Board noted that the Manager, not the Fund, pays the Sub-Adviser's annual fee under the sub-advisory agreement.

      PROFITABILITY OF THE MANAGER AND AFFILIATES. The Board also reviewed information regarding the cost of services provided by the Manager and its affiliates and the Manager's profitability. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition the Board considered information that was provided regarding the direct and


                        60 | OPPENHEIMER REAL ASSET FUND
indirect benefits the Manager and the Sub-Adviser receive as a result of their relationship with the Fund, including compensation paid to affiliates.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board considered that the Fund has recently experienced significant asset growth and that, based on current asset levels, the Fund has passed its last management fee breakpoint.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager and the Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager and the Sub-Adviser are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager, the Sub-Adviser and their affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the advisory agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreements, including the management fee, in light of all of the surrounding circumstances.


                        61 | OPPENHEIMER REAL ASSET FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/
FUND, LENGTH OF SERVICE, AGE               DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                                THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                                   CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM,
                                           OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,                      Chairman of the following private mortgage banking companies: Cherry
Chairman of the Board of Trustees          Creek Mortgage Company (since 1991), Centennial State Mortgage Company
(since 2003) and                           (since 1994), and The El Paso Mortgage Company (since 1993); Chairman of
Trustee (since 1999)                       the following private companies: Ambassador Media Corporation (since
Age: 68                                    1984) and Broadway Ventures (since 1984); Director of the following:
                                           Helmerich & Payne, Inc. (oil and gas drilling/production company) (since
                                           1992), Campus Crusade for Christ (since 1991) and the Bradley Foundation
                                           (since 2002); former Chairman of the following: Transland Financial
                                           Services, Inc. (private mortgage banking company) (1997-2003), Great
                                           Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate,
                                           Inc. (residential real estate brokerage) (1994-2000) and Frontier Title
                                           (title insurance agency) (1995-2000); former Director of the following:
                                           UNUMProvident (insurance company) (1991-2004), Storage
                                           Technology Corporation (computer equipment company) (1991-2003) and
                                           International Family Entertainment (television channel) (1992-1997);
                                           U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the
                                           OppenheimerFunds complex.

ROBERT G. AVIS,                            Director and President of A.G. Edwards Capital, Inc. (General Partner of
Trustee (since 1997)                       private equity funds) (until February 2001); Chairman, President and
Age: 74                                    Chief Executive Officer of A.G. Edwards Capital, Inc. (until March
                                           2000); Director of A.G. Edwards & Sons, Inc. (brokerage company) (until
                                           2000) and A.G. Edwards Trust Company (investment adviser) (until 2000);
                                           Vice Chairman and Director of A.G. Edwards, Inc. (until March 1999);
                                           Vice Chairman of A.G. Edwards & Sons, Inc. (until March 1999); Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E. Asset
                                           Management (investment adviser) (until March 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                           Assistant Secretary and Director of Centennial Asset Management
Trustee (since 1998)                       Corporation (December 1991-April 1999); President, Treasurer and Director
Age: 69                                    of Centennial Capital Corporation (June 1989-April 1999); Chief Executive
                                           Officer and Director of MultiSource Services, Inc. (March 1996-April
                                           1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April
                                           1999). Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                         Member of The Life Guard of Mount Vernon (George Washington historical
Trustee (since 1999)                       site) (since June 2000); Director of Genetic ID, Inc. (biotech company)
Age: 67                                    (March 2001-May 2002); Partner at PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global
                                           Investment Management Industry Services Group (July 1994-June 1998).
                                           Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                             Director of UNUMProvident (insurance company) (since June 2002);
Trustee (since 1997)                       Director of Northwestern Energy Corp. (public utility corporation)
Age: 63                                    (since November 2004); Director of P.R. Pharmaceuticals (October
                                           1999-October 2003); Director of Rocky Mountain Elk Foundation (February
                                           1998-February 2003); Chairman and Director (until October 1996) and
                                           President and Chief Executive Officer (until October 1995) of the
                                           Manager; President, Chief Executive Officer and Director of the
                                           following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholder Services, Inc. and Shareholder Financial


                        62 | OPPENHEIMER REAL ASSET FUND

JON S. FOSSEL,                             Services, Inc. (until October 1995). Oversees 38 portfolios in the
Continued                                  OppenheimerFunds complex.

SAM FREEDMAN,                              Director of Colorado Uplift (charitable organization) (since September
Trustee (since 1997)                       1984). Mr. Freedman held several positions with the Manager and with
Age: 64                                    subsidiary or affiliated companies of the Manager (until October 1994).
                                           Oversees 38 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,                       Trustee of Monterey Institute for International Studies (educational
Trustee (since 2002)                       organization) (since February 2000); Director of The California
Age: 59                                    Endowment (philanthropic organization) (since April 2002); Director of
                                           Community Hospital of Monterey Peninsula (since February 2002); Director of Emerging Markets Growth Fund, Inc. (mutual fund) (since October
                                           1991); President of ARCO Investment Management Company (February
                                           1991-April 2000); Member of the investment committees of The Rockefeller
                                           Foundation and The University of Michigan; Advisor at Credit Suisse
                                           First Boston's Sprout venture capital unit (venture capital fund)
                                           (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund
                                           (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever
                                           (Holland) pension fund (2000-2003). Oversees 38 portfolios in the
                                           OppenheimerFunds complex.

ROBERT J. MALONE,                          Director of Jones International University (educational organization)
Trustee (since 2002)                       (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 61                                    Steele Street State Bank (commercial banking) (since August 2003);
                                           Director of Colorado UpLIFT (charitable organization) (since 1986);
                                           Trustee of the Gallagher Family Foundation (non-profit organization)
                                           (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S.
                                           Bancorp and formerly Colorado National Bank) (July 1996-April 1999);
                                           Director of Commercial Assets, Inc. (real estate investment trust)
                                           (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and
                                           Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-
                                           February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,                  Trustee of MassMutual Select Funds (formerly MassMutual Institutional
Trustee (since 2000)                       Funds) (investment company) (since 1996) and MML Series Investment Fund
Age: 63                                    (investment company) (since 1996), the Springfield Library and Museum
                                           Association (museums) (since 1995) and the Community Music School of
                                           Springfield (music school) (since 1996); Chairman and Trustee (since
                                           2003) and Chairman of the Investment Committee (since 1994) of the
                                           Worcester Polytech Institute (private university); President and
                                           Treasurer of the SIS Funds (private charitable fund) (since January
                                           1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank)
                                           (commercial bank) (January 1999-July 1999); Member of the Investment
                                           Committee of the Community Foundation of Western Massachusetts (1998-
                                           2003); and Executive Vice President of Peoples Heritage Financial Group,
                                           Inc. (commercial bank) (January 1999-July 1999). Oversees 38 portfolios in the OppenheimerFunds complex.


                        63 | OPPENHEIMER REAL ASSET FUND

TRUSTEES AND OFFICERS  Unaudited / Continuted
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                         THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY
AND OFFICER                                STREET, 11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES AS A
                                           TRUSTEE FOR AN INDEFINITE TERM AND AS AN OFFICER FOR AN ANNUAL TERM, OR
                                           UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN
                                           INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND
                                           ITS AFFILIATES.

JOHN V. MURPHY,                            Chairman, Chief Executive Officer and Director (since June 2001) and
President and Principal                    President (since September 2000) of the Manager; President and Director or
Executive Officer                          Trustee of other Oppenheimer funds; President and Director of OAC and of
(since 2001) and Trustee                   Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
(since 2001)                               Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
Age: 56                                    (subsidiary of the Manager) (since November 2001); Chairman and Director of
                                           Shareholder Services, Inc. and of Shareholder Financial Services, Inc.
                                           (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset
                                           Management, Inc., Centennial Asset Management Corporation, Trinity
                                           Investment Management Corporation and Tremont Capital Management, Inc.
                                           (since November 2001), HarbourView Asset Management Corporation and OFI
                                           Private Investments, Inc. (since July 2001); President (since November
                                           2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                           Inc.; Executive Vice President of Massachusetts Mutual Life Insurance
                                           Company (OAC's parent company) (since February 1997); Director of DLB
                                           Acquisition Corporation (holding company parent of Babson Capital
                                           Management LLC) (since June 1995); Member of the Investment Company
                                           Institute's Board of Governors (since October 3, 2003); Chief Operating
                                           Officer of the Manager (September 2000-June 2001); President and Trustee of
                                           MML Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance
                                           Company (September 1999-August 2000); President, Chief Executive Officer
                                           and Director of MML Bay State Life Insurance Company (September 1999-August
                                           2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank (wholly-
                                           owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees
                                           87 portfolios as a Trustee or Director and officer in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                             THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR
OF THE FUND                                MESSRS. BAUM, MANIOUDAKIS, AND ZACK, TWO WORLD FINANCIAL CENTER, 225
                                           LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008, FOR MESSRS. VANDEHEY
                                           AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER
                                           SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER RESIGNATION,
                                           RETIREMENT, DEATH OR REMOVAL.

KEVIN BAUM,                                Vice President of the Manager since October 2000; a Chartered Financial
Vice President (since 2000)                Analyst; he has served as the Fund's principal trader since its inception
Age: 34                                    in March 1997. An officer of 1 portfolio in the OppenheimerFunds complex.

ANGELO G. MANIOUDAKIS,                     Senior Vice President of the Manager (since April 2002), of HarbourView
Sr. Vice President (since 2002)            Asset Management Corporation (since April, 2002 and of OFI Institutional
Age: 37                                    Asset Management, Inc. (since June 2002). Formerly Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan
                                           Stanley Investment Management (August 1993-April 2002). An officer of 14 portfolios in the OppenheimerFunds complex.


                        64 | OPPENHEIMER REAL ASSET FUND

MARK S. VANDEHEY,                          Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and                         March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
Chief Compliance Officer                   Centennial Asset Management Corporation and Shareholder Services, Inc.
(since 2004)                               (since June 1983); Vice President and Director of Internal Audit of the
Age: 55                                    Manager (1997-February 2004). An officer of 87 portfolios in the
                                           OppenheimerFunds complex.

BRIAN W. WIXTED,                           Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and                              Treasurer of the following: HarbourView Asset Management Corporation,
Principal Financial and                    Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Accounting Officer                         Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership
(since 1999)                               Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since
Age: 45                                    March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc
                                           (since May 2000), OFI Institutional Asset Management, Inc. (since November
                                           2000), and OppenheimerFunds Legacy Program (since June 2003); Treasurer and
                                           Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC
                                           (since March 1999), Centennial Asset Management Corporation (March
                                           1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June
                                           2003); Principal and Chief Operating Officer of Bankers Trust
                                           Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 87 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                            Executive Vice President (since January 2004) and General Counsel (since
Vice President and Secretary               March 2002) of the Manager; General Counsel and Director of the Distributor
(since 2001)                               (since December 2001); General Counsel of Centennial Asset Management
Age: 57                                    Corporation (since December 2001); Senior Vice President and General
                                           Counsel of HarbourView Asset Management Corporation (since December 2001);
                                           Secretary and General Counsel of OAC (since November 2001); Assistant
                                           Secretary (since September 1997) and Director (since November 2001) of
                                           OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                           President and Director of Oppenheimer Partnership Holdings, Inc. (since
                                           December 2002); Director of Oppenheimer Real Asset Management, Inc. (since
                                           November 2001); Senior Vice President, General Counsel and Director of
                                           Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                           December 2001); Senior Vice President, General Counsel and Director of OFI
                                           Private Investments, Inc. and OFI Trust Company (since November 2001); Vice
                                           President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                           President and General Counsel of OFI Institutional Asset Management, Inc.
                                           (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                           December 2003); Senior Vice President (May 1985-December 2003), Acting
                                           General Counsel (November 2001-February 2002) and Associate General Counsel
                                           (May 1981-October 2001) of the Manager; Assistant Secretary of the
                                           following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                           Financial Services, Inc. (November 1989-November 2001), and
                                           OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                           officer of 87 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                        65 | OPPENHEIMER REAL ASSET FUND

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and

Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $35,000 in fiscal 2005 and $32,000 in fiscal 2004.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services: seed money audit.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed to the registrant $20,000 in fiscal 2005 and no such fees in fiscal 2004.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services: audit of the tax provision for certain structured instruments.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed to the registrant no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $25,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of August 31, 2005, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
(b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Real Asset Fund


By:    /s/ John V. Murphy
       ------------------
       John V. Murphy

       Principal Executive Officer

Date:  October 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ John V. Murphy
       ------------------
       John V. Murphy

       Principal Executive Officer

Date:  October 17, 2005


By:    /s/ Brian W. Wixted
       -------------------
       Brian W. Wixted

       Principal Financial Officer

Date:  October 17, 2005